Exhibit 99.1

Roper Industries, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (unaudited)
Calendar Period Presentation

(Amounts in thousands)

	2001				2002				2003
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$10,550	$9,963	$14,217	$19,471	$8,691	$15,769	$18,887	$15,270	$19,543	$27,204	$14,510
Accounts receivable	98,808	99,197	114,941	111,338	116,425	119,403	126,475	117,984	117,427	114,418	120,344
Inventories	87,093	85,968	98,914	88,759	89,192	89,260	94,876	92,681	99,714	96,481	95,233
Other current assets	2,379	5,113	5,249	3,958	2,943	6,100	6,319	4,451	3,220	5,937	5,238
Assets held for sale	18,425	15,923	12,995	5,668	5,777	4,513	4,203	5,113	4,253	5,431	--

Total current assets	217,255	216,164	246,316	229,194	223,028	235,045	250,760	235,499	244,157	249,471	235,325

PROPERTY, PLANT AND EQUIPMENT, NET	46,976	45,953	50,049	50,680	48,745	48,376	51,060	50,410	50,706	50,684	51,908

OTHER ASSETS:
Goodwill, net	308,078	308,241	445,415	387,819	387,902	403,206	450,669	464,664	468,831	481,838	482,465
Other intangible assets, net	4,444	4,406	5,481	31,304	30,655	30,838	30,850	37,253	37,175	37,995	36,852
Other assets	10,646	10,588	13,666	34,209	39,047	36,200	33,209	33,979	35,719	34,385	29,127

Total other assets	323,168	323,235	464,562	453,332	457,604	470,244	514,728	535,896	541,725	554,218	548,444

TOTAL ASSETS	$587,399	$585,352	$760,927	$733,206	$729,377	$753,665	$816,548	$821,805	$836,588	$854,373	$835,677

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$24,176	$18,445	$25,592	$23,836	$27,124	$26,684	$29,274	$28,380	$33,558	$32,332	33,791
Accrued liabilities	44,223	45,954	57,548	53,671	49,967	51,284	58,965	60,924	52,521	54,072	54,732
Liabilities related to assets held for sale	3,803	4,422	3,294	2,349	2,424	1,830	1,575	2,477	1,818	2,334	--
Income taxes payable	8,228	5,477	8,470	7,707	12,895	9,959	5,218	7,563	10,490	10,958	3,093
Current portion of long-term debt	6,385	6,317	6,105	2,214	12,971	15,557	20,488	20,917	11,691	5,346	1,017

Total current liabilities	86,815	80,615	101,009	89,777	105,381	105,314	115,520	120,261	110,078	105,042	92,633
NONCURRENT LIABILITIES:
Long-term debt	202,113	198,645	338,237	331,783	297,617	292,668	332,828	308,684	316,804	311,787	287,470
Other liabilities	7,950	8,008	9,141	11,277	10,509	10,680	10,312	11,879	12,471	13,205	13,846

Total liabilities	296,878	287,268	448,387	432,837	413,507	408,662	458,660	440,824	439,353	430,034	393,949

STOCKHOLDERS' EQUITY:
Common stock	319	320	321	323	324	325	326	326	327	328	328
Additional paid-in capital	77,440	79,265	79,603	82,853	86,064	87,922	88,154	89,264	90,498	91,954	94,802
Retained earnings	245,324	252,199	262,447	252,101	266,167	276,327	288,966	303,101	313,145	323,056	338,159
Accumulated other comprehensive earnings	(7,622)	(8,804)	(4,963)	(10,291)	(12,116)	4,950	4,914	12,692	17,620	33,294	32,645
Treasury stock	(24,940)	(24,896)	(24,868)	(24,617)	(24,569)	(24,521)	(24,472)	(24,402)	(24,355)	(24,293)	(24,206)

Total stockholders' equity	290,521	298,084	312,540	300,369	315,870	345,003	357,888	380,981	397,235	424,339	441,728

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$587,399	$585,352	$760,927	$733,206	$729,377	$753,665	$816,548	$821,805	$836,588	$854,373	$835,677

Roper Industries, Inc. and Subsidiaries
Condensed Consolidated Statements of Earnings (unaudited)
Calendar Period Presentation

(Amounts in thousands, except per share data)

	2001					2002					2003
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3
Net sales	$51,000	$127,856	$138,811	$160,720	$578,387	$150,276	$145,814	$159,285	$159,068	$614,443	$149,443	$166,055	$172,064
Cost of sales	67,815	60,461	63,931	71,122	263,329	70,331	66,164	73,953	74,012	284,460	70,752	80,858	78,894

Gross profit	83,185	67,395	74,880	89,598	315,058	79,945	79,650	85,332	85,056	329,983	78,691	85,197	93,170
	55.1%	52.7%	53.9%	55.7%	54.5%	53.2%	54.6%	53.6%	53.5%	53.7%	52.7%	51.3%	54.1%

Selling, general and administrative expenses	49,912	49,647	51,381	59,278	210,218	52,513	53,355	57,917	56,602	220,387	55,410	62,203	60,649

Income from operations	33,273	17,748	23,499	30,320	104,840	27,432	26,295	27,415	28,454	109,596	23,281	22,994	32,521
	22.0%	13.9%	16.9%	18.9%	18.1%	18.3%	18.0%	17.2%	17.9%	17.8%	15.6%	13.8%	18.9%

Restructuring(1)	--	509	--	--	509	--	--	--	--	--	908	3,249	1,028
Income before restructuring(1)	33,273	18,257	23,499	30,320	105,349	27,432	26,295	27,415	28,454	109,596	24,189	26,243	33,549
	22.0%	14.3%	16.9%	18.9%	18.2%	18.3%	18.0%	17.2%	17.9%	17.8%	16.2%	15.8%	19.5%

Interest expense	3,884	3,341	4,170	4,821	16,216	4,850	4,171	4,682	4,561	18,264	4,253	4,382	4,018
Euro debt currency exchange loss	--	--	--	--	--	--	4,093	--	--	4,093	--	--	--
Other income/(expense)	631	637	566	3,018	4,852	1,586	521	(312)	798	2,593	(30)	74	(239)

Earnings from continuing operations before income
taxes and change in accounting principle	30,020	15,044	19,895	28,517	93,476	24,168	18,552	22,421	24,691	89,832	18,998	18,686	28,264
Income taxes	10,508	5,268	6,966	9,985	32,727	7,493	5,752	6,951	7,655	27,851	5,701	5,604	8,479

Earnings from continuing operations before
change in accounting principle	19,512	9,776	12,929	18,532	60,749	16,675	12,800	15,470	17,036	61,981	13,297	13,082	19,785
(Loss)/income from discontinued operations, net
of tax	228	(591)	(366)	(340)	(1,069)	(31)	(57)	(242)	(155)	(485)	(500)	(410)	(1,912)

Earnings before change in accounting principle	19,740	9,185	12,563	18,192	59,680	16,644	12,743	15,228	16,881	61,496	12,797	12,672	17,873
Goodwill impairment, net of taxes of $11,130	--	--	--	25,970	25,970	--	--	--	--	--	--	--	--

Net earnings	$19,740	$9,185	$12,563	$(7,778)	$33,710	$16,644	$12,743	$15,228	$16,881	$61,496	$12,797	$12,672	$17,873

Earnings per share:
Basic:
Earnings from continuing operations before
change in accounting principle	$0.64	$0.32	$0.42	$0.60	$1.97	$0.53	$0.41	$0.49	$0.54	$1.98	$0.42	$0.42	$0.63
Income/(Loss) from discontinued operations	$0.01	($ 0.02)	($ 0.01)	($ 0.01)	($ 0.03)	($ 0.00)	($ 0.00)	($ 0.01)	($ 0.00)	($ 0.02)	($ 0.02)	($ 0.01)	($ 0.06)
Goodwill adjustment effective November 1, 2001	--	--	--	($ 0.84)	($ 0.84)	--	--	--	--	--	--	--	--

Net Earnings	$0.64	$0.30	$0.41	($ 0.25)	$1.09	$0.53	$0.41	$0.49	$0.54	$1.97	$0.41	$0.40	$0.57

Diluted:
Earnings from continuing operations before
change in accounting principle	$0.62	$0.31	$0.41	$0.59	$1.92	$0.52	$0.40	$0.49	$0.54	$1.95	$0.42	$0.41	$0.62
Income/(Loss) from discontinued operations	$0.01	($ 0.02)	($ 0.01)	($ 0.01)	($ 0.03)	($ 0.00)	($ 0.00)	($ 0.01)	($ 0.00)	($ 0.02)	($ 0.02)	($ 0.01)	($ 0.06)
Goodwill adjustment effective November 1, 2001	--	--	--	($ 0.82)	($ 0.82)	--	--	--	--	--	--	--	--

Net Earnings	$0.63	$0.29	$0.40	($ 0.25)	$1.07	$0.52	$0.40	$0.48	$0.53	$1.93	$0.40	$0.40	$0.56

Weighted average common and common
equivalent shares outstanding:
Basic	30,668	30,811	30,859	30,902	30,811	31,173	31,274	31,323	31,355	31,282	31,402	31,471	31,571
Diluted	31,407	31,607	31,579	31,667	31,565	32,007	31,906	31,686	31,816	31,844	31,715	31,780	32,055

(1) The line items titled “Restructuring” and “Income before restructuring” are not U.S. GAAP financial disclosures but are presented for informational purposes only to show the impact of these charges on income from operations.

Roper Industries, Inc. and Subsidiaries
Selected Segment Financial Data (unaudited)
Calendar Period Presentation

(Amounts in thousands)

	2001					2002					2003
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3
Net sales:
Instrumentation	31,380	26,204	31,689	47,105	136,378	43,003	41,425	44,269	44,593	173,290	42,522	43,316	44,607
Industrial Technology	42,819	43,739	42,461	38,407	167,426	40,585	40,399	45,136	38,173	164,293	40,166	43,437	43,213
Energy Systems & Controls	36,432	18,525	21,069	35,701	111,727	29,159	29,143	33,367	37,052	128,721	27,755	35,884	41,621
Scientific & Industrial Imaging	40,369	39,388	43,592	39,507	162,856	37,529	34,847	36,513	39,250	148,139	39,000	43,418	42,623

Total	151,000	127,856	138,811	160,720	578,387	150,276	145,814	159,285	159,068	614,443	149,443	166,055	172,064

Gross profit:
Instrumentation	18,290	15,267	18,805	29,345	81,707	24,725	23,407	25,787	26,507	100,426	24,903	25,004	26,316
Industrial Technology	19,788	20,673	19,807	17,901	78,169	18,330	18,802	21,163	17,438	75,733	18,589	20,061	19,926
Energy Systems & Controls	23,218	11,324	12,732	22,341	69,615	17,414	19,322	19,285	20,381	76,402	14,727	17,473	23,053
Scientific & Industrial Imaging	21,889	20,131	23,536	20,011	85,567	19,476	18,119	19,097	20,730	77,422	20,472	22,659	23,875

Total	83,185	67,395	74,880	89,598	315,058	79,945	79,650	85,332	85,056	329,983	78,691	85,197	93,170

Gross margin:
Instrumentation	58.3%	58.3%	59.3%	62.3%	59.9%	57.5%	56.5%	58.3%	59.4%	58.0%	58.6%	57.7%	59.0%
Industrial Technology	46.2%	47.3%	46.6%	46.6%	46.7%	45.2%	46.5%	46.9%	45.7%	46.1%	46.3%	46.2%	46.1%
Energy Systems & Controls	63.7%	61.1%	60.4%	62.6%	62.3%	59.7%	66.3%	57.8%	55.0%	59.4%	53.1%	48.7%	55.4%
Scientific & Industrial Imaging	54.2%	51.1%	54.0%	50.7%	52.5%	51.9%	52.0%	52.3%	52.8%	52.3%	52.5%	52.2%	56.0%

Total	55.1%	52.7%	53.9%	55.7%	54.5%	53.2%	54.6%	53.6%	53.5%	53.7%	52.7%	51.3%	54.1%

Operating profit:
Instrumentation	6,602	3,265	5,597	9,447	24,911	7,731	6,451	7,714	8,574	30,470	7,608	5,234	8,200
Industrial Technology	9,430	9,982	9,002	7,774	36,188	9,184	9,168	10,935	8,174	37,461	8,789	9,403	9,394
Energy Systems & Controls	11,683	766	3,391	11,767	27,607	6,382	8,670	7,099	9,013	31,164	3,560	5,395	10,636
Scientific & Industrial Imaging	8,004	6,307	7,949	4,536	26,796	7,239	4,220	4,561	7,114	23,134	6,321	6,378	8,097

Total	35,719	20,320	25,939	33,524	115,502	30,536	28,509	30,309	32,875	122,229	26,278	26,410	36,327

Operating margin:
Instrumentation	21.0%	12.5%	17.7%	20.1%	18.3%	18.0%	15.6%	17.4%	19.2%	17.6%	17.9%	12.1%	18.4%
Industrial Technology	22.0%	22.8%	21.2%	20.2%	21.6%	22.6%	22.7%	24.2%	21.4%	22.8%	21.9%	21.6%	21.7%
Energy Systems & Controls	32.1%	4.1%	16.1%	33.0%	24.7%	21.9%	29.7%	21.3%	24.3%	24.2%	12.8%	15.0%	25.6%
Scientific & Industrial Imaging	19.8%	16.0%	18.2%	11.5%	16.5%	19.3%	12.1%	12.5%	18.1%	15.6%	16.2%	14.7%	19.0%

Total	23.7%	15.9%	18.7%	20.9%	20.0%	20.3%	19.6%	19.0%	20.7%	19.9%	17.6%	15.9%	21.1%

Restructuring:
Instrumentation	--	279	--	--	--	--	--	--	--	--	760	1,399	48
Industrial Technology	--	180	--	--	--	--	--	--	--	--	--	246	461
Energy Systems & Controls	--	--	--	--	--	--	--	--	--	--	--	--	--
Scientific & Industrial Imaging	--	50	--	--	--	--	--	--	--	--	148	1,604	519

Total	--	509	--	--	--	--	--	--	--	--	908	3,249	1,028

Op margin excl restructuring:
Instrumentation	21.0%	13.5%	17.7%	20.1%	18.3%	18.0%	15.6%	17.4%	19.2%	17.6%	19.7%	15.3%	18.5%
Industrial Technology	22.0%	23.2%	21.2%	20.2%	21.6%	22.6%	22.7%	24.2%	21.4%	22.8%	21.9%	22.2%	22.8%
Energy Systems & Controls	32.1%	4.1%	16.1%	33.0%	24.7%	21.9%	29.7%	21.3%	24.3%	24.2%	12.8%	15.0%	25.6%
Scientific & Industrial Imaging	19.8%	16.1%	18.2%	11.5%	16.5%	19.3%	12.1%	12.5%	18.1%	15.6%	16.6%	18.4%	20.2%

Total	23.7%	16.3%	18.7%	20.9%	20.0%	20.3%	19.6%	19.0%	20.7%	19.9%	18.2%	17.9%	21.7%

Net Orders:
Instrumentation	29,342	23,771	24,657	49,526	127,296	40,108	39,257	44,260	45,914	169,539	39,928	41,858	45,144
Industrial Technology	45,477	42,668	42,521	41,711	172,377	42,399	40,995	37,434	37,011	157,839	43,066	44,511	40,315
Energy Systems & Controls	13,203	21,267	41,260	22,224	97,954	26,022	37,488	38,286	28,672	130,468	22,822	45,013	37,676
Scientific & Industrial Imaging	47,317	35,139	35,595	38,037	156,088	37,015	37,188	37,646	43,909	155,758	37,759	35,211	39,094

Total	135,339	122,845	144,033	151,498	553,715	145,544	154,928	157,626	155,506	613,604	143,575	166,593	162,229

Roper Industries, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows (unaudited)
Calendar Period Presentation

(Amounts in thousands)

	2001					2002					2003
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3
Net earnings	$19,740	$9,185	$12,563	$(7,778)	$33,710	$16,644	$12,743	$15,228	$16,881	$61,496	$12,797	$12,672	$17,873
Depreciation	2,353	2,698	2,638	3,486	11,175	2,176	2,811	3,363	2,663	11,013	2,762	3,032	2,762
Amortization	3,987	3,999	4,148	3,003	15,137	701	857	958	998	3,514	1,119	1,176	1,255
Goodwill transitional impairment, net of tax	--	--	--	25,970	25,970	--	--	--	--	--	--	--	--
Other, net	(1,629)	(4,825)	12,965	(165)	6,346	(5,798)	(754)	16,581	7,254	17,283	(5,053)	8,017	(642)

Cash provided by operating activities	24,451	11,057	32,314	24,516	92,338	13,723	15,657	36,130	27,796	93,306	11,625	24,897	21,248

Business acquisitions, net of cash acquired	(994)	(7,027)	(159,933)	(8,868)	(176,822)	(1,107)	(294)	(69,051)	(5,654)	(76,106)	(100)	35	(1,589)
Capital expenditures	(1,486)	(1,877)	(2,146)	(3,439)	(8,948)	(1,354)	(1,302)	(1,846)	(1,878)	(6,380)	(2,746)	(2,090)	(3,248)
Other, net	(105)	530	596	(636)	385	699	(196)	(5,312)	3,012	(1,797)	(755)	(761)	(453)

Cash used by investing activities	(2,585)	(8,374)	(161,483)	(12,943)	(185,385)	(1,762)	(1,792)	(76,209)	(4,520)	(84,283)	(3,601)	(2,816)	(5,290)

Debt borrowings (payments), net	(20,689)	(2,666)	134,621	(5,820)	105,446	(22,915)	(7,677)	45,328	(25,739)	(11,003)	(2,786)	(14,486)	(28,528)
Dividends	(2,307)	(2,313)	(2,315)	(2,568)	(9,503)	(2,578)	(2,584)	(2,587)	(2,747)	(10,496)	(2,753)	(2,761)	(2,770)
Other, net	2,197	1,870	367	2,739	7,173	2,943	1,978	563	914	6,398	1,204	1,371	2,765

Cash used by financing activities	(20,799)	(3,109)	132,673	(5,649)	103,116	(22,550)	(8,283)	43,304	(27,572)	(15,101)	(4,335)	(15,876)	(28,533)

Effect of exchange rate changes on cash	(432)	(161)	750	(670)	(513)	(191)	1,496	(107)	679	1,877	584	1,456	(119)

Net increase in cash and equivalents	635	(587)	4,254	5,254	9,556	(10,780)	7,078	3,118	(3,617)	(4,201)	4,273	7,661	(12,694)
Cash and equivalents, beginning of period	9,915	10,550	9,963	14,217	9,915	19,471	8,691	15,769	18,887	19,471	15,270	19,543	27,204

Cash and equivalents, end of period	$10,550	$9,963	$14,217	$19,471	$19,471	$8,691	$15,769	$18,887	$15,270	$15,270	$19,543	$27,204	$14,510

Roper Industries, Inc. and Subsidiaries
Supplemental Financial Data (unaudited)
Calendar Period Presentation

(Amounts in thousands)

	2001					2002					2003
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3
Gazprom net sales	$23,151	$5,586	$9,318	$18,808	$56,863	$18,579	$9,683	$15,262	$8,683	$52,207	$1,386	$8,682	$7,422
Restructuring costs	--	$509	--	--	$509	--	--	--	--	--	$908	$3,249	$1,028